Exhibit 24.1

H.B. FULLER COMPANY

POWER OF ATTORNEY

(Shelf Registration Statement)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of H.B. FULLER COMPANY, a Minnesota corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3, hereby constitute and appoint JAMES J. OWENS, JOHN J. CORKREAN AND TIMOTHY J. KEENAN his or her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the other, for him or her and in his or her name, place and stead to sign a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and with the appropriate office of any state, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of January 26, 2017.

/s/ Thomas W. Handley	/s/ Dante C. Parrini
THOMAS W. HANDLEY	DANTE C. PARRINI
Director	Director

/s/ Maria Teresa Hilado	/s/ Ann W. H. Simonds
MARIA TERESA HILADO	ANN W. H. SIMONDS
Director	Director

/s/ J. Michael Losh	/s/ John C. Van Roden, Jr.
J. MICHAEL LOSH	JOHN C. VAN RODEN, JR.
Director	Director

/s/ Lee R. Mitau	/s/ William Van Sant
LEE R. MITAU	R. WILLIAM VAN SANT
Director and Non-Executive Chairman of the Board	Director

H.B. FULLER COMPANY

POWER OF ATTORNEY

(Shelf Registration Statement)

KNOW ALL MEN BY THESE PRESENTS, that the undersigned executive officers of H.B. FULLER COMPANY, a Minnesota corporation, which proposes to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1933, as amended, a Registration Statement on Form S-3, hereby constitute and appoint JAMES J. OWENS, JOHN J. CORKREAN AND TIMOTHY J. KEENAN his or her true and lawful attorneys-in-fact and agents, and each of them, with full power to act without the other, for him or her and in his or her name, place and stead to sign a Registration Statement or Registration Statements, on Form S-3 or other applicable form, and all amendments, including pre-effective and post-effective amendments, with power, where appropriate, to affix the corporate seal of said Company thereto, and to attest said seal, and to file the same, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission and with the appropriate office of any state, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of February 1, 2017.

/s/ James J. Owens
JAMES J. OWENS
President and Chief Executive Officer and Director
(Principal Executive Officer)

/s/ John J. Corkrean
JOHN J. CORKREAN
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)

/s/ Robert J. Martsching
ROBERT J. MARTSCHING
Vice President, Controller
(Principal Accounting Officer)